Exhibit 99.1

VISA INC.

P.O. Box 8999

San Francisco, California 94128

(415) 932-2100

January 10, 2008

Dear Stockholder:

We will hold a Special Meeting of our stockholders at 8:00 a.m. Pacific time on February 7, 2008 in the Amalfi Room (lobby level) at the Hotel Vitale, Eight Mission Street, San Francisco, California 94105, and we look forward to your attendance either in person or by proxy. The notice of Special Meeting, proxy statement and proxy card from our board of directors are enclosed.

Only stockholders of record as of January 3, 2008 who can show proof of ownership and valid identification will be allowed admittance to attend the Special Meeting on February 7, 2008. In addition, stockholders intending to attend the Special Meeting in person must reserve their seat in advance by contacting our Investor Relations Department at (415) 932-2213. Due to physical space constraints at the meeting location, anyone seeking admittance who cannot prove such ownership or has not reserved their seat in advance may not be admitted. Individuals who own shares through a broker or other nominee should bring to the meeting a legal proxy, brokerage statement or written proof of ownership. Representatives of institutional stockholders should bring a legal proxy or other proof that they are representatives of a firm which held shares on January 3, 2008 and are authorized to vote on behalf of the institution. In order to vote at the Special Meeting, stockholders must either authorize a valid proxy or attend the Special Meeting and vote in person.

At the Special Meeting, the agenda will be to consider amendments to Sections 4.1 and 4.12 of our amended and restated certificate of incorporation. The board of directors recommends that you vote FOR the amendments to Sections 4.1 and 4.12 of our amended and restated certificate of incorporation. Please refer to the proxy statement for detailed information on the proposal and the Special Meeting. Your Visa Inc. stockholder vote is important, and we strongly urge you to cast your vote.

If you have any questions concerning the Special Meeting or the proposals, please contact our Investor Relations department at (415) 932-2213. For questions related to voting, you may contact D. F. King & Co., Inc., our proxy solicitors, at:

English (USA)	+1 646 378-4860
English (International)	+1 646 378-4852
Portuguese	+1 646 378-4857
Spanish	+1 646 378-4859
Korean	+1 646 378-4855
Japanese	+1 646 378-4854
Mandarin	+1 646 378-4856
French	+1 646 378-4853
Russian	+1 646 378-4858
Arabic	+1 646 378-4851

Sincerely yours,

Joseph W. Saunders
Chief Executive Officer and
Chairman of the Board
Visa Inc.

VISA INC.

Notice of Special Meeting of Stockholders

February 7, 2008

8:00 a.m. Pacific time

Dear Stockholder:

We invite you to attend our Special Meeting of Stockholders. The meeting will be held at 8:00 a.m. Pacific time on February 7, 2008 in the Amalfi Room (lobby level) at the Hotel Vitale, Eight Mission Street, San Francisco, California 94105. Doors will open at 7:30 a.m. Pacific time. For further details, see “Attending the Special Meeting” in the proxy statement.

We are holding the Special Meeting for the following purposes:

1. To approve amendments to Sections 4.1 and 4.12 of our amended and restated certificate of incorporation (which we refer to as our certificate of incorporation).

2. To transact other business that may properly come before the Special Meeting or any adjournment or postponement of the meeting.

The proxy statement fully describes these items. We have not received notice of other matters that may be properly presented at the Special Meeting.

Only stockholders of record at the close of business on January 3, 2008 will be entitled to vote at the Special Meeting and any postponements or adjournments of the meeting. For 10 days before the Special Meeting, a list of stockholders entitled to vote will be available for inspection. If you would like to view the stockholder list, please call our Investor Relations department at (415) 932-2213 to schedule an appointment.

Only stockholders of record as of January 3, 2008 who can show proof of ownership and valid identification will be allowed admittance to attend the Special Meeting on February 7, 2008. In addition, stockholders intending to attend the Special Meeting in person must reserve their seat in advance by contacting our Investor Relations Department at (415) 932-2213. Due to physical space constraints at the meeting location, anyone seeking admittance who cannot prove such ownership or has not reserved their seat in advance may not be admitted. Representatives of institutional stockholders should bring a legal proxy or other proof that they are representatives of a firm that held shares on January 3, 2008 and are authorized to vote on behalf of the institution. In order to vote at the Special Meeting, stockholders must either authorize a valid proxy or attend the Special Meeting and vote in person.

Please vote as soon as possible to ensure that your vote is recorded promptly, even if you plan to attend the Special Meeting. You have three options for submitting your vote before the Special Meeting: via the Internet, by telephone, or by mail. For further details, see “Information about the Meeting—Submitting and Revoking Your Proxy” in the proxy statement. If you have Internet access, we encourage you to record your vote on the Internet.

By Order of the Board of Directors

Joshua R. Floum Corporate Secretary

San Francisco, California

January 10, 2008

VISA INC.

P.O. Box 8999

San Francisco, California 94128

PROXY STATEMENT

Our board of directors is soliciting proxies to be voted at our Special Meeting of stockholders on February 7, 2008, at 8:00 a.m. Pacific time, and at any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Special Meeting of Stockholders. The Notice, this Proxy Statement and the form of proxy enclosed are first being sent to stockholders on or about January 10, 2008. As used in this Proxy Statement, the terms Company, Visa, we, us and our refer to Visa Inc.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE SPECIAL MEETING:

Question: Why am I receiving these materials?

Answer: Our board of directors is providing these proxy materials to you in connection with our Special Meeting of Stockholders, to be held on February 7, 2008. As a stockholder, you are invited to attend our Special Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.

Question: What information is contained in this Proxy Statement?

Answer: This information relates to the proposals to be voted on at our Special Meeting, the voting process and certain other information.

Question: Who is soliciting my vote pursuant to this Proxy Statement?

Answer: Our board of directors is soliciting your vote at our Special Meeting.

Question: Who is entitled to vote?

Answer: Only stockholders of record at the close of business on January 3, 2008 will be entitled to vote at our Special Meeting.

Question: Who may gain admittance to the Special Meeting and what is required to vote?

Answer: Only stockholders of record at the close of business on January 3, 2008 who can show proof of ownership and valid identification. Anyone seeking admittance that cannot prove such ownership may not be admitted. In addition, stockholders intending to attend the Special Meeting in person must reserve their seat in advance by contacting our Investor Relations Department at (415) 932-2213. Representatives of institutional stockholders should bring a legal proxy or other proof that they are representatives of a firm which held shares on January 3, 2008 and are authorized to vote on behalf of the institution. In order to vote at the Special Meeting, stockholders must either authorize a valid proxy or attend the Special Meeting and vote in person.

Question: How many shares are eligible to be voted?

Answer: As of January 3, 2008, there were outstanding 555,738,858.05388 shares of class USA common stock (of which 127,800,553.00000 shares are owned by our wholly-owned subsidiary Visa U.S.A. Inc. and therefore, by operation of law, are not eligible to vote), 22,034,685.0000 shares of class Canada common stock, 118,542,722.77477 shares of class AP common stock, 78,569,893.58992 shares of class LAC common stock, 35,734,734.28810 shares of class CEMEA common stock, 62,213,201.00000 shares of class EU (series I)

common stock and 549,587.00000 shares of class EU (series III) common stock (which we refer to as our regional classes and series of common stock). Each class of our common stock will vote on an as-converted basis, which means that each class will be entitled to a number of votes equal to the number of shares of class B or class C common stock into which such shares are convertible. As of January 3, 2008, each share of our class USA common stock, class Canada common stock, class AP common stock, class LAC common stock, class CEMEA common stock, class EU (series I) common stock and class EU (series III) common stock will be convertible into one share of class B common stock or class C common stock, as applicable.

Question: What proposals are the stockholders being asked to vote FOR?

Answer: You are voting on the following matter: proposal to amend Sections 4.1 and 4.12 of our certificate of incorporation to:

•	increase our total authorized capital stock by 360,000,000 by

•

increasing the number of authorized shares of our class C (series II) common stock by 180,000,000 shares from 38,582,801 shares to 218,582,801 shares (and, as a result of such increase, increasing the total authorized shares of our class C common stock by 180,000,000 shares from 917,165,602 shares to 1,097,165,602 shares); and

•

increasing the number of authorized shares of our class EU (series II) common stock by 180,000,000 shares from 38,582,801 shares to 218,582,801 shares (and, as a result of such increase, increasing the total authorized shares of our class EU common stock by 180,000,000 shares from 103,582,801 shares to 283,582,801 shares).

•	prohibit the issuance of fractional shares for redemption of any shares of our common stock and to permit the payment of cash in lieu of fractional shares.

Question: How does our board of directors recommend that I vote?

Answer: Our board of directors recommends that you vote FOR the amendments to Sections 4.1 and 4.12 of our certificate of incorporation.

Question: How many votes are required to hold the Special Meeting?

Answer: The majority of the shares of common stock outstanding on the record date must be present in person or by proxy to have the meeting.

Question: How many votes are required to pass the proposal?

Answer: The amendments to Sections 4.1 and 4.12 of our certificate of incorporation require the affirmative vote of the holders of a majority of the shares of all regional classes of common stock present or represented by proxy and entitled to vote, voting together as a single class.

Question: How may I cast my vote?

Answer: You have three options for submitting your vote before the Special Meeting: via the Internet, by telephone, or by mail. If you have Internet access, we encourage you to record your vote on the Internet. If you hold your shares in your name as a registered holder you may submit your vote in person. The vote you cast in person will supersede any previous votes that you submitted, whether by Internet, telephone, or mail.

Question: How may I cast my vote over the Internet or by telephone?

Answer: Voting over the Internet: www.dfking.com/visa

Voting by Telephone:

English (USA)	+1 646 378-4860
English (International)	+1 646 378-4852
Portuguese	+1 646 378-4857
Spanish	+1 646 378-4859
Korean	+1 646 378-4855
Japanese	+1 646 378-4854
Mandarin	+1 646 378-4856
French	+1 646 378-4853
Russian	+1 646 378-4858
Arabic	+1 646 378-4851

Question: How may I revoke or change my vote?

Answer: If you are a registered holder, you may revoke your proxy at any time before the close of the polls by submitting a later-dated vote in person at the Special Meeting, via the Internet, by telephone, or by mail, or by delivering instructions to our Corporate Secretary before the Special Meeting.

Question: Who is paying for the costs of this proxy solicitation?

Answer: We will bear the expense of soliciting proxies. Visa Inc. has retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a fee of $75,000, plus reasonable out of pocket expenses.

Question: Who will count the votes?

Answer: D.F. King & Co., Inc. has been engaged as our independent inspector of elections to tabulate stockholder votes.

Question: What happens if the Special Meeting is postponed or adjourned?

Answer: Your proxy will still be effective and may be voted at the rescheduled meeting. You will still be able to change or revoke your proxy until it is voted.

Question: How are votes counted?

Answer: You may vote FOR, AGAINST or ABSTAIN on the proposal set forth in this proxy statement. If you ABSTAIN with respect to the proposal set forth in this proxy statement, it has the same effect as if you vote AGAINST the approval of the proposal. Abstentions will count for the purpose of determining whether a quorum is present for conducting the Special Meeting. If you complete the voting instructions on the proxy card and submit your proxy, the persons named as proxies will follow your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote your shares FOR the adoption of the proposals set forth in this proxy statement, and in accordance with the discretion of the persons appointed as proxies on any other matters properly brought before the Special Meeting for a vote.

INFORMATION ABOUT THE MEETING

Our board of directors solicits your proxy for a Special Meeting of stockholders to be held at 8:00 a.m. Pacific time on February 7, 2008 in the Amalfi Room (lobby level) at the Hotel Vitale, Eight Mission Street, San Francisco, California 94105, and at any postponement or adjournment of the meeting, for the purposes set forth in “Notice of Special Meeting of Stockholders.” We have made copies of this proxy statement available, beginning on January 10, 2008, to the holders of record of each of our regional classes and series of common stock.

Record Date and Share Ownership. Only stockholders of record at the close of business on January 3, 2008 will be entitled to vote at the Special Meeting. The majority of the shares of common stock outstanding on the record date must be present in person or by proxy to have a quorum.

Submitting and Revoking Your Proxy. If you complete the voting instructions on the proxy card and submit your proxy, the persons named as proxies will follow your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote your shares as follows:

•	FOR the amendments to Sections 4.1 and 4.12 of our certificate of incorporation to:

•

increase our total authorized capital stock by 360,000,000 shares of common stock by (1) increasing the number of authorized shares of our class C (series II) common stock by 180,000,000 shares from 38,582,801 shares to 218,582,801 shares (and, as a result of such increase, increasing the total authorized shares of our class C common stock by 180,000,000 shares from 917,165,602 shares to 1,097,165,602 shares), and (2) increasing the number of authorized shares of our class EU (series II) common stock by 180,000,000 shares from 38,582,801 shares to 218,582,801 shares (and, as a result of such increase, increasing the total authorized shares of our class EU common stock by 180,000,000 shares from 103,582,801 shares to 283,582,801 shares); and

•	prohibit the issuance of fractional shares for redemption of any shares of our common stock and to permit the payment of cash in lieu of fractional shares,

in each case, as set forth in “Proposal 1: Amendments to Sections 4.1 and 4.12 of our Certificate of Incorporation.”

In addition, if other matters are properly presented for voting at the Special Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of any other matter that may be properly presented for voting at the Special Meeting.

Your vote is important. Please vote as soon as possible to ensure that your vote is recorded promptly, even if you plan to attend the Special Meeting in person. You have three options for submitting your vote before the Special Meeting: via the Internet, by telephone or by mail. If you have Internet access, we encourage you to record your vote on the Internet. If you hold your shares in your name as a registered holder you may submit your vote in person. The vote you cast in person will supersede any previous votes that you submitted, whether by Internet, telephone, or mail.

At the Special Meeting, the polls will close at 8:45 a.m. Pacific time; any further votes will not be accepted after that time. We will announce preliminary results at the Special Meeting and publish the final results on our Web site at www.visa.com shortly after the meeting. If you have any questions about submitting your vote, call our Investor Relations department at (415) 932-2213.

PROPOSAL 1: AMENDMENTS TO SECTIONS 4.1 AND 4.12 OF OUR CERTIFICATE OF INCORPORATION

General. On December 19, 2007, our board of directors unanimously adopted resolutions approving, declaring advisable and recommending to our stockholders for approval, amendments to Sections 4.1 and 4.12 of our certificate of incorporation.

Background to Amendments to Sections 4.1 and 4.12. In October 2007, we consummated a reorganization of the global Visa enterprise. Prior to this reorganization, the global Visa enterprise included four major separately incorporated entities: Visa U.S.A., Inc. (which we refer to as Visa U.S.A.), Visa International Service Association (which we refer to as Visa International), Visa Canada Association (which we refer to as Visa Canada) and Visa Europe Limited (which we refer to as Visa Europe). Through our reorganization, Visa U.S.A., Visa International and Visa Canada became our subsidiaries. Visa Europe did not become a subsidiary of Visa Inc. at the time of the reorganization, but exchanged its membership interest in Visa International and its ownership interest in Inovant, LLC, a majority owned subsidiary of Visa U.S.A., for a minority shareholding in our common stock and other consideration.

On November 9, 2007, we filed a registration statement on Form S-1 with the United States Securities and Exchange Commission (which we refer to as the SEC) relating to a proposed initial public offering of our class A common stock (which we refer to as our initial public offering). Such registration statement has yet to become effective. During the course of preparing to file our registration statement, our management, aided by our legal and financial advisors, conducted a review of our certificate of incorporation in light of our proposed initial public offering and consulted with the proposed underwriters of our proposed initial public offering regarding any changes to our certificate of incorporation that might be advisable to facilitate the consummation of our proposed initial public offering in an efficient manner that offers the greatest opportunity to provide maximum value to our stockholders. As a result of its review, our management proposed to our board of directors that our board of directors consider making the proposed amendments to our certificate of incorporation in order to facilitate our proposed initial public offering. After considering the proposed amendments and discussing them with our legal and financial advisors, our board of directors has determined that the amendments described in this proposal are advisable to facilitate our proposed initial public offering and in our best interests and the best interests of our stockholders.

Amendments to Section 4.1. Our certificate of incorporation currently provides that the total number of shares of all classes of stock that we are authorized to issue is 2,004,199,484,030 shares, consisting of:

•	2,001,622,245,209 shares of class A common stock, par value $0.0001 per share;

•	622,245,209 shares of class B common stock, par value $0.0001 per share;

•

917,165,602 shares of class C common stock, par value $0.0001 per share. The class C common stock is sub-divided into the following four series of class C common stock: (i) 813,582,801 shares of class C (series I) common stock; (ii) 38,582,801 shares of class C (series II) common stock; (iii) 64,000,000 shares of class C (series III) common stock; and (iv) 1,000,000 shares of class C (series IV) common stock;

•	622,245,209 shares of class USA common stock, par value $0.0001 per share;

•

103,582,801 shares of class EU common stock, par value $0.0001 per share. The class EU common stock is sub-divided into the following three series of class EU common stock: (i) 64,000,000 shares of class EU (series I) common stock; (ii) 38,582,801 shares of class EU (series II) common stock; (iii) and 1,000,000 shares of class EU (series III) common stock;

•	25,000,000 shares of class Canada common stock, par value $0.0001 per share;

•	130,000,000 shares of class AP common stock, par value $0.0001 per share;

•	90,000,000 shares of class LAC common stock, par value $0.0001 per share;

•	42,000,000 shares of class CEMEA common stock, par value $0.0001 per share; and

•	25,000,000 shares of preferred stock, par value $0.0001 per share.

The amendments to Section 4.1, if approved by our stockholders, would:

•	increase our total authorized capital stock by 360,000,000 by

•

increasing the number of authorized shares of our class C (series II) common stock by 180,000,000 shares from 38,582,801 shares to 218,582,801 shares (and, as a result of such increase, increasing the total authorized shares of our class C common stock by 180,000,000 shares from 917,165,602 shares to 1,097,165,602 shares); and

•

increasing the number of authorized shares of our class EU (series II) common stock by 180,000,000 shares from 38,582,801 shares to 218,582,801 shares (and, as a result of such increase, increasing the total authorized shares of our class EU common stock by 180,000,000 shares from 103,582,801 shares to 283,582,801 shares).

The full text of the proposed amended version of Section 4.1 of our certificate of incorporation, marked to show all changes from those sections currently in effect, is attached as Appendix A to this proxy statement.

Reasons for the Amendments to Section 4.1. Our reorganization was consummated in a manner which allowed Visa Europe to be in a position to qualify for the “substantial shareholding” tax exemption under English law. Under English law, a holder of a “substantial shareholding” may be in a position to qualify for an exemption from capital gains tax upon a disposition of those shares if it holds the shares throughout a continuous period of 12 months, beginning not more than 24 months prior to the disposition of such shares. For these purposes, a “substantial shareholding” means shares entitling the holder to not less than 10% of a company’s ordinary share capital, not less than 10% of the profits available for distribution to equity holders and not less than 10% of the assets of the company available for distribution to equity holders upon a winding up of the company.

In order to enable Visa Europe to be in a position to qualify for this exemption, our current certificate of incorporation provides that if, at any time prior to the date that is 369 days after the date on which Inovant Inc. is merged into Visa Inc. in connection with the restructuring, there occurs any transaction or other event as a result of which the shares of our class EU (series I) common stock, class EU (series II) common stock, class EU (series III) common stock, class C (series II) common stock, class C (series III) common stock or class C (series IV) common stock (or the common stock into which any such class EU or class C common stock may convert or has been converted) owned by Visa Europe and Visa Europe Services, Inc., (which we refer to as VESI), would represent, in the aggregate, less than 10% of: (i) our ordinary share capital (within the meaning of Section 832 Income and Corporation Taxes Act 1988), (ii) our profits available for distribution to our “equity holders” (computed in accordance with Schedule 18 Income and Corporation Taxes Act 1988, as adapted by paragraph 8 Schedule 7AC of the English Taxation of Chargeable Gains Act of 1992, or TCGA), and (iii) the assets that would be available to our equity holders upon our dissolution or other winding up (or any such other event with respect to our share capital occurs as would cause Visa Europe to fail the “substantial shareholding” test as set out in paragraph 8 Schedule 7AC of the TCGA in respect of its holding of shares of common stock), then such transaction or other event will have no effect unless we issue to Visa Europe, prior thereto, a number of shares of our class C (series II) common stock (or class EU (series II) common stock, if prior to the conversion of our class EU (series II) common stock into Class C (series II) common stock) such that, immediately after giving effect to such issuances, the shares of our class EU (series I) common stock, class EU (series II) common stock, class EU (series III) common stock, class C (series II) common stock, class C (series III) common stock and class C (series

IV) common stock (or the common stock into which any such class EU or class C common stock may convert or have been converted) owned by Visa Europe and VESI represent, in the aggregate, at least 10% of: (a) our ordinary share capital, (b) our profits available for distribution to our equity holders and (c) the assets that would be available to our equity holders upon our dissolution or other winding up, such that the test referred to above would be satisfied (we refer to such rights granted to Visa Europe as the Visa Europe Preemptive Rights).

In connection with our proposed initial public offering, we anticipate that we will be required to issue shares of our class A common stock to the underwriters of that offering. As set forth in our certificate of incorporation and the registration statement filed in connection with our proposed initial public offering, we anticipate that a primary use of the proceeds of our proposed initial public offering will be to redeem shares of our outstanding common stock, however, prior to the occurrence of this redemption, we anticipate that as a result of our issuance of shares of our class A common stock to our underwriters in connection with our proposed initial public offering, the number of shares of our common stock that are outstanding will increase and such issuance will trigger the Visa Europe Preemptive Rights. All outstanding shares of our class EU (series II) common stock will be converted into shares of our class C (series II) common stock prior to the consummation of our proposed initial public offering. The class C (series II) common stock is subject to redemption in the manner provided by our certificate of incorporation. As indicated in our registration statement, we do not believe that this issuance will have a cash impact or affect our financial results, including earnings per share, as the shares will be classified as temporary equity and will be redeemed together with all other outstanding shares of class C (series II) common stock for a net aggregate price of $1.146 billion (subject to adjustment as described above) on or about October 10, 2008.

In addition, as part of the retrospective responsibility plan implemented in connection with our reorganization and designed to address potential liabilities arising from certain litigation that we refer to as the “covered litigation”, we have entered into a litigation management agreement with certain persons who are affiliated with or acting for certain members of Visa U.S.A. The litigation committee has the authority to require us to conduct follow-on offerings of our shares of class A common stock, which we refer to as loss shares, under certain circumstances. Such additional issuances of our shares of class A common stock may trigger the Visa Europe Preemptive Rights. Further, additional circumstances (such as our recent settlement of litigation with American Express) may trigger the Visa Europe Preemptive Rights.

The proposed amendments to Section 4.1 of our certificate of incorporation are intended to ensure that we have sufficient authorized shares of our class EU (series II) common stock and class C (series II) common stock which could be used from time to time, without further action or authorization by our stockholders, except as may be required by our certificate of incorporation, applicable law or the rules of any stock exchange or quotation system on which our securities may then be listed, to implement the Visa Europe Preemptive Rights, as more fully described above.

If our stockholders do not approve the proposed amendments to Section 4.1, it may be more difficult or impossible for us to complete our proposed initial public offering or we may be forced to delay our proposed initial public offering or to complete our proposed initial public offering at a lower price or on other terms that are relatively less advantageous to our existing stockholders than the terms that might be available to us if the proposed amendments to Section 4.1 are approved. Among other possible outcomes, the failure to approve the proposed amendments to Section 4.1 may force us to limit the number of shares of class A common stock that we sell to the public in connection with our proposed initial public offering, which would have the effect of limiting the amounts available redeem shares of class B common stock and class C common stock in accordance with the terms of our certificate of incorporation.

We do not intend to seek authorization from stockholders for issuance of additional shares of our class EU (series II) common stock or class C (series II) common stock unless required to do so. At the date of this proxy statement, we have no agreements, commitments or definitive plans, other than the Visa Europe Preemptive Rights, with respect to the sale or issuance of the additional shares of our class EU (series II) common stock or class C (series II) common stock that would be authorized by the proposed amendment.

Each of the class C (series II) common stock and the class EU (series II) common stock is non-voting and, as such, neither the authorization nor the issuance of additional shares of such common stock will have any impact on the proportionate voting power or rights of any stockholder. We do not believe that this issuance will have a cash impact or affect our financial results, including earnings per share, as the shares will be classified as temporary equity and will be redeemed together with all other outstanding class C (series II) common stock for a net aggregate price of $1.146 billion (subject to adjustment as described above) on or about October 10, 2008. To the extent that the additional authorized shares of our class EU (series II) common stock or class C (series II) common stock are issued in the future, such issuance may temporarily decrease existing stockholders’ (other than Visa Europe’s) percentage equity ownership until such time as the class C (series II) common stock is redeemed as described above).

In general, except for the Visa Europe Preemptive Rights, no holders of any shares of our outstanding capital stock will be entitled to preemptive rights to subscribe for any shares of any class or series of our capital stock (which means that current stockholders other than Visa Europe do not have a prior right to purchase any new issue of common stock in order to maintain their proportionate ownership of common stock). We do not intend to grant preemptive rights by a resolution of our board of directors or through any agreement with our stockholders with respect to any shares of class C (series II) common stock or class EU (series II) common stock issued to Visa Europe pursuant to the Visa Europe Preemptive Rights.

Amendments to Section 4.12. Our certificate of incorporation currently provides that, except with respect to shares of our regional classes of common stock and any shares of class B common stock or class C common stock into which shares of our regional classes of common stock may be converted under certain circumstances, we will not issue any fractional shares of any class of common stock upon conversion of any shares of any other class of common stock into shares of such class. In lieu of fractional shares, we will pay cash equal to such fractional amount multiplied by the fair market value, as determined by or in accordance with procedures established by our board of directors, per share of the applicable class of common stock into which such shares are being converted, as of the conversion date.

The amendments to Section 4.12, if approved by our stockholders, would implement this determination and would apply the limitation on fractional shares to redemption of any shares of our common stock (in addition to conversion of any shares of our common stock, as more fully described in the immediately preceding sentence). Accordingly, redemption of any shares of our common stock will not result in issuance of fractional shares of any class of our common stock, and in lieu of fractional shares, we will pay cash equal to such fractional amount multiplied by the fair market value, as determined by or in accordance with procedures established by our board of directors, per share of the applicable class of common stock from which such shares are being redeemed on the applicable redemption date.

The full text of the proposed amended version of Section 4.12 of our certificate of incorporation, marked to show all changes from those sections as currently in effect, is attached as Appendix A to this proxy statement.

Reasons for the Amendments to Section 4.12. The proposed amendments to Section 4.12 of our certificate of incorporation would eliminate the issuance of fractional shares in connection with redemption of any shares of our common stock. Our board of directors, after consulting with our financial advisors, has determined that the administrative burden and cost to us of issuing and maintaining records with respect to small fractions of shares of our common stock after our proposed initial public offering outweighs any benefits achievable for us or our stockholders from the continued issuance of fractional shares and, accordingly, has determined to redeem for cash any fractional shares resulting from the redemption of shares of our common stock contemplated in connection with our proposed initial public offering. Such elimination of fractional shares will also enable the transfer agent to more efficiently administer the transfer or redemption of such shares of our common stock.

Vote Required for Adoption of the Amendments to Sections 4.1 and 4.12. The affirmative vote of the holders of at least a majority of the shares of all regional classes of common stock present or represented by proxy and entitled to vote, voting together as a single class, is required to approve this proposal to amend Sections 4.1 and 4.12 of our certificate of incorporation. If approved, this proposal will become effective upon the filing of a certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware, which we intend to do promptly upon obtaining stockholder approval.

The board of directors recommends that you vote FOR the amendments to each of Sections 4.1 and 4.12 of our certificate of incorporation.

ADDITIONAL MEETING INFORMATION

In addition to voting choices specifically marked, and unless otherwise indicated by the stockholder, the proxy card confers discretionary authority on the named proxy holders to vote on any matter that properly comes before the Special Meeting which is not described in these proxy materials. At the time this proxy statement went to press, we knew of no other matters which might be presented for stockholder action at the Special Meeting.

Attending the Special Meeting

We will hold the Special Meeting at 8:00 a.m. Pacific time on February 7, 2008 in the Amalfi Room (lobby level) at the Hotel Vitale, Eight Mission Street, San Francisco, California 94105.

When you arrive, signs will direct you to the meeting room. Please note that the doors to the meeting rooms will not open until 7:30 a.m. Pacific time. Due to security measures, all bags will be subject to search, and all persons who attend the meeting will be subject to a metal detector and/or a hand wand search. We will be unable to admit anyone who does not comply with these security procedures. We will not permit the use of cameras (including cell phones with photographic capabilities) and other recording devices in the meeting hall.

Only stockholders of record as of January 3, 2008 who can show proof of ownership and valid identification will be allowed admittance to attend the Special Meeting. In addition, stockholders intending to attend the Special Meeting in person must reserve their seat in advance by contacting our Investor Relations Department at (415) 932-2213. Anyone seeking admittance who cannot prove such ownership or has not reserved their seat in advance may not be admitted. Individuals who own shares through a broker or other nominee should bring to the meeting a legal proxy, brokerage statement or written proof of ownership. Representatives of institutional stockholders should bring a legal proxy or other proof that they are representatives of a firm which held shares on January 3, 2008 and are authorized to vote on behalf of the institution.

You do not need to attend the Special Meeting to vote if you submit your proxy in advance of the Special Meeting.

Annual Report

This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2007 are available from the SEC at its website, www.sec.gov.

CONTACTING THE CORPORATE SECRETARY

You may contact our Corporate Secretary to communicate with our board of directors, make a stockholder proposal, request householding or additional Special Meeting materials, or revoke a prior proxy instruction. You may contact the Corporate Secretary via e-mail to jfloum@visa.com.

By Order of the Board of Directors

Joseph W. Saunders Chief Executive Officer and Chairman of the Board Visa Inc.

APPENDIX A

PROPOSED AMENDMENTS TO SECTIONS 4.1 AND 4.12

OF THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

VISA INC.

Section 4.1 Initial Authorized Capital Stock. (a) The total number of shares of all classes of stock that the Corporation is authorized to issue is ~~2,004,199,484,030~~2,004,559,484,030 shares, consisting of: (i) 25,000,000 shares of Preferred Stock, par value $0.0001 per share (“Preferred Stock”), (ii) 2,001,622,245,209 shares of Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), (iii) 622,245,209 shares of Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), (iv) ~~917,165,602~~1,097,165,602 shares of Class C Common Stock, par value $0.0001 per share (“Class C Common Stock”), (v) 622,245,209 shares of Class USA Common Stock, par value $0.0001 per share (“Class USA Common Stock”), (vi) ~~103,582,801~~283,582,801 shares of Class EU Common Stock, par value $0.0001 per share (“Class EU Common Stock”), (vii) 25,000,000 shares of Class Canada Common Stock, par value $0.0001 per share (“Class Canada Common Stock”), (viii) 130,000,000 shares of Class AP Common Stock, par value $0.0001 per share (“Class AP Common Stock”), (ix) 90,000,000 shares of Class LAC Common Stock, par value $0.0001 per share (“Class LAC Common Stock”) and (x) 42,000,000 shares of Class CEMEA Common Stock, par value $0.0001 per share (“Class CEMEA Common Stock” and, collectively with the Class USA Common Stock, the Class EU Common Stock, the Class Canada Common Stock, the Class AP Common Stock and the Class LAC Common Stock, the “Regional Classes of Common Stock” and, collectively with the Class A Common Stock, the Class B Common Stock and the Class C Common Stock, the “Common Stock”).

(b) The authorized Class C Common Stock shall be divided into four series of Class C Common Stock, consisting of (i) 813,582,801 shares designated as Class C (Series I) Common Stock (“Class C (Series I) Common Stock”), (ii) ~~38,582,801~~218,582,801 shares designated as Class C (Series II) Common Stock (“Class C (Series II) Common Stock”), (iii) 64,000,000 shares designated as Class C (Series III) Common Stock (“Class C (Series III) Common Stock”) and (iv) 1,000,000 shares designated as Class C (Series IV) Common Stock (“Class C (Series IV) Common Stock”).

(c) The authorized Class EU Common Stock shall be divided into three series of Class EU Common Stock, consisting of (i) 64,000,000 shares designated as Class EU (Series I) Common Stock (“Class EU (Series I) Common Stock”), (ii) ~~38,582,801~~218,582,801 shares designated as Class EU (Series II) Common Stock (“Class EU (Series II) Common Stock”) and (iii) 1,000,000 shares designated as Class EU (Series III) Common Stock (“Class EU (Series III) Common Stock”).

Section 4.12 No Fractional Shares. Except with respect to shares of any Regional Class of Common Stock, and any shares of Class B Common Stock or Class C Common Stock into which any shares of any Regional Class of Common Stock may be converted pursuant to Section 4.15 hereof, which may be issued in fractional amounts carried out to such number of significant decimal places as the Board may determine by resolution or resolutions, no fractional shares of any class of Common Stock will be issued upon conversion of any shares of any other class of Common Stock into shares of such class or upon redemption of any shares of Common Stock. In lieu of fractional shares, the Corporation shall pay cash equal to such fractional amount multiplied by the fair market value (as determined by or in accordance with procedures established by the Board in good faith and in its sole discretion) per share of the applicable class of Common Stock into which such shares are being converted, as of the conversion date or the applicable class of Common Stock from which such shares are being redeemed on the applicable redemption date, as the case may be. If more than one share of any class of Common Stock is being converted at one time by, or redeemed at one time from, the same holder, then the number of full shares issuable upon conversion will be calculated on the basis of the aggregate number of shares of Common Stock converted or redeemed, as applicable, ~~converted~~ by such holder at such time. For purposes

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of determining the fair market value of any share of Class B Common Stock and Class C Common Stock (other than Class C (Series II) Common Stock) in any redemption governed by this Section 4.12 (and solely for such purpose, each share of Class B Common Stock and each share of each series of Class C Common Stock (other than the Class C (Series II) Common Stock) shall be deemed to have been converted into shares of Class A Common Stock based on the applicable conversion rate immediately prior to the applicable redemption.

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